First Quarter FY 2023 Results August 4th, 2022 Exhibit 99.2

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, diluted EPS, EBITDA, free cash flow, and organic revenue growth; the impact of branded POS on the market share of Hydralyte; the Company’s ability to execute on its brand- building strategy, including through new product development; the Company’s ability to address rising costs with pricing strategies; the expected market share and consumption trends for the Company’s brands; and the Company’s ability to execute on its disciplined capital allocation strategy, including debt reduction. Words such as “trend,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic and geopolitical instability, including on economic and business conditions, consumer trends, retail management initiatives, and disruptions to the manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 4, 2022 earnings release in the “About Non-GAAP Financial Measures” section.

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 23 Outlook 3

F I R S T Q U A R T E R F Y 2 3 R E S U L T S I. Performance Update

# Business Momentum Continued in First Quarter FY 23

| | |
|---|---|
| **Q1 FY 23 Sales Drivers** | ▪ Solid quarterly Revenue of $277.1 million, up 2.9% vs. PY<br>▪ Consistent consumer behavior as they continue to seek trusted brands<br>▪ Strong growth led by international portfolio |
| **Superior Earnings and FCF** | ▪ Gross Margin as expected in dynamic supply chain environment<br>▪ Revenues translated into consistent EBITDA(2) margin<br>▪ Solid financial profile and resulting Free Cash Flow(2) generation |
| **Disciplined Capital Allocation** | ▪ Continued focus on disciplined capital allocation resulting in leverage of 3.8x(3)<br>▪ Repurchased ~700k shares in Q1<br>▪ Debt reduction remains a key part of capital allocation strategy |

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 23 RESULTS
5

# Continued Momentum Building on **Hydralyte's** History of Success

## Q1 Sales Growth


+2.4x
FY 20
FY 23

## Hydralyte Turns 20!

### In-Store


Hydralyte
REHYDRATES FASTER
30% FASTER RECOVERY
REHYDRATING
20 YEARS

### Online


#PARTY LIKE IT'S
2002

Omnichannel Campaign Celebrating 20 Years of Hydralyte

Household Penetration of 8.9%*, with Branded POS Driving Future Share Growth

*TTM as of 05/22/22

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 23 RESULTS
6

# New Product Development: An Important Brand-Building Pillar

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Product Extensions that Grow Share & Market Opportunity

Provide Consumers with Superior Experience

Proven Omnichannel Marketing Strategy Drives Awareness & Long-Term Success

Expanded Offerings Across Portfolio Lead to Increased Usage Occasions

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 23 RESULTS

7

F I R S T Q U A R T E R F Y 2 3 R E S U L T S II. Financial Overview

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Q1 FY 23 Performance Highlights Q1 FY 23 Q1 FY 22 Dollar values in millions, except per share data. $277.1 $94.6 $1.09 $269.2 $99.0 $1.14 Revenue EBITDA Diluted EPS 2.9% (4.5%) (4.4%) Revenue of $277.1 million, up 2.9% vs. PY Diluted EPS of $1.09, down 4.4% vs. PY EBITDA(2) of $94.6 million, down 4.5% vs. PY 9 (2)

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Q1 FY 23 Q1 FY 22 % Chg Total Revenue 277.1$ 269.2$ 2.9% Gross Profit 160.1 159.0 0.7% % Gross Margin 57.8% 59.1% A&M 40.0 39.4 1.3% % Total Revenue 14.4% 14.7% G&A 26.7 22.5 18.9% % Total Revenue 9.6% 8.3% D&A (excl. COGS) 6.4 5.8 11.8% Operating Income 87.0$ 91.3$ (4.7%) % Margin 31.4% 33.9% Diluted EPS 1.09$ 1.14$ (4.4%) EBITDA (2) 94.6$ 99.0$ (4.5%) % Margin 34.1% 36.8% 3 Months Ended Comments ◼ Organic Revenue(1) down slightly vs. PY ◼ Gross Margin of 57.8%, as expected due to timing — Anticipate ~56% for remainder of FY 23 — Continue to successfully implement pricing to offset cost inflation ◼ A&M of 14.4% of Revenue ◼ G&A of 9.6% of Revenue ◼ Diluted EPS of $1.09 FY 23 First Quarter Consolidated Financial Summary Dollar values in millions, except per share data 10

F I R S T Q U A R T E R F Y 2 3 R E S U L T S $57.2 $67.8 Free Cash Flow Free Cash Flow Comments ◼ Q1 Free Cash Flow(2) of $57.2 million down vs. PY, affected by timing – Maintaining full-year outlook ◼ Net Debt at June 30 of $1.5 billion(2); leverage ratio(3) of 3.8x at end of Q1 – Executed $38mm of the $50mm authorized share repurchase program Industry Leading Free Cash Flow Trends Q1 FY 23 Q1 FY 22 (15.6%) (2) Dollar values in millions 11

F I R S T Q U A R T E R F Y 2 3 R E S U L T S III. FY 23 Outlook

# Outlook: Staying the Strategic Course to Create Value

| | |
|---|---|
| **Top Line Trends** | ▪ Strategy delivering with growing and well-positioned business<br>▪ Agile brand-building enables portfolio for further market share gains<br>▪ Revenue outlook of $1,120 Million to $1,130 Million (~3% to 4% growth)<br>– Organic growth of 2% to 3% |
| **EPS** | ▪ EBITDA dollars expected to grow in-line with Revenue<br>▪ Anticipate FY 23 Diluted EPS of $4.18 to $4.23 |
| **Free Cash Flow & Allocation** | ▪ Anticipate FY 23 Free Cash Flow(4) of $260 or more<br>▪ Continue to execute disciplined capital allocation strategy<br>▪ Anticipate leverage(3) below 3.5x at year-end FY23 |

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 23 RESULTS
13

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Q&A

F I R S T Q U A R T E R F Y 2 3 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated August 4, 2022 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 4, 2022 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects Net Debt / covenant defined EBITDA. (4) Free Cash Flow for FY 23 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus cash payments associated with discrete items. 15

F I R S T Q U A R T E R F Y 2 3 R E S U L T S EBITDA Margin 16 Reconciliation Schedules Organic Revenue Change a) Revenues of our Akorn acquisition are excluded for purposes of calculating Non-GAAP organic revenues. Three Months Ended June 30, 2022 2021 (In Thousands) GAAP Total Revenues 277,059$ 269,181$ Revenue Change 2.9% Adjustments: Revenues associated with acquisition (a) (12,624) - Impact of foreign currency exchange rates - (1,563) Total adjustments (12,624)$ (1,563)$ Non-GAAP Organic Revenues 264,435$ 267,618$ Non-GAAP Organic Revenue Change (1.2%) Three Months Ended June 30, 2022 2021 (In Thousands) GAAP Net Income 55,272$ 57,755$ Interest expense, net 15,292 15,077 Provision for income taxes 15,625 18,615 Depreciation and amortization 8,384 7,594 Non-GAAP EBITDA 94,573$ 99,041$ Non-GAAP EBITDA Margin 34.1% 36.8%

F I R S T Q U A R T E R F Y 2 3 R E S U L T S (In millions) Projected FY'23 GAAP Net Cash provided by operating activities 270$ Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 260$ 17 Reconciliation Schedules (Continued) Free Cash Flow Three Months Ended June 30, 2022 2021 (In Thousands) GAAP Net Income 55,272$ 57,755$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 16,234 17,824 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (13,259) (6,274) Total adjustments 2,975 11,550 GAAP Net cash provided by operating activities 58,247 69,305 Purchase of property and equipment (1,047) (1,500) Non-GAAP Free Cash Flow 57,200$ 67,805$ Projected Free Cash Flow